UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2006

CATHAY MERCHANT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of Incorporation)

0-9922

(Commission File Number)

04-2608713

(I.R.S. Employer Identification Number)

Unit 803, Dina House, Ruttonjee Centre, 11 Duddell Street, Central, Hong Kong SAR, China

(Address of principal executive offices, including zip code)

(852) 2537-3613

(Registrant's telephone Number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 4, 2006, Silke Brossmann resigned as a director of our company and as a member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Andrew Hung was appointed as a director of our company and as a member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Mr. Hung is not related to any of our current directors or executive officers.

During the last two years, we have not been a party to a transaction or any proposed transaction in which Mr. Hung had a direct or indirect material interest.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHAY MERCHANT GROUP, INC.

Per: /s/ Michael J. Smith

Michael J. Smith

Chief Executive Officer, Chief Financial Officer, President and Secretary

Chairman of the Board

Dated: December 4, 2006

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